EXHIBIT 99.1

Brookline Bancorp Announces Fourth Quarter Results

Net Income of $22.2 million, EPS of $0.28

Record 2019 Net Income of $87.7 million, EPS of $1.10

BOSTON, Jan. 29, 2020 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $22.2 million, or $0.28 per basic and diluted share, for the fourth quarter of 2019, compared to $22.6 million, or $0.28 per basic and diluted share, for the third quarter of 2019, and $21.1 million, or $0.26 per basic and diluted share, for the fourth quarter of 2018.

For the year ended December 31, 2019, the Company reported net income of $87.7 million, or $1.10 per basic and diluted share. This compared to $83.1 million, or $1.04 per basic and diluted share, for the year ended December 31, 2018.

President and Chief Executive Officer Paul Perrault commented on the Company’s performance in 2019. “We had another successful year of solid growth and returns for our stockholders in 2019. For the second straight year Brookline Bancorp has achieved record earnings per share and net income. I would like to thank all of our employees for their hard work and dedication, demonstrating the values of Brookline Bancorp, as we position ourselves for continued success and growth in the new decade.”

On December 4, 2019, the Board of Directors (the “Board”) of the Company approved a stock repurchase program authorizing management to repurchase up to $10.0 million of the Company’s common stock over a period of twelve months commencing on January 1, 2020 and ending on December 31, 2020.

BALANCE SHEET

Total assets at December 31, 2019 decreased $21.6 million to $7.86 billion from $7.88 billion at September 30, 2019, and increased $464.0 million from $7.39 billion at December 31, 2018. At December 31, 2019, total loans and leases were $6.74 billion, representing an increase of $91.0 million from September 30, 2019, and an increase of $434.3 million from December 31, 2018.

Investment securities at December 31, 2019 increased $22.3 million to $589.4 million, as compared to $567.1 million at September 30, 2019, and decreased $32.4 million from $621.8 million at December 31, 2018. As of December 31, 2019, securities and cash and cash equivalents represented 8.5 percent of total assets as compared to 9.5 percent and 9.6 percent as of September 30, 2019 and December 31, 2018, respectively.

Total deposits at December 31, 2019 increased $100.7 million to $5.83 billion from $5.73 billion at September 30, 2019 and increased $376.0 million from $5.45 billion at December 31, 2018.

Total borrowed funds at December 31, 2019 decreased $83.7 million to $902.7 million from $986.4 million at September 30, 2019 and decreased $17.8 million from $920.5 million at December 31, 2018.

The ratio of stockholders’ equity to total assets was 12.04 percent at December 31, 2019, as compared to 11.83 percent at September 30, 2019, and 12.18 percent at December 31, 2018. The ratio of tangible stockholders’ equity to tangible assets was 10.15 percent at December 31, 2019, as compared to 9.94 percent at September 30, 2019, and 10.15 percent at December 31, 2018. Tangible book value per share increased $0.17 from $9.63 at September 30, 2019 to $9.80 at December 31, 2019, compared to $9.21 at December 31, 2018.

NET INTEREST INCOME

Net interest income increased $0.7 million to $63.9 million during the fourth quarter of 2019 from $63.2 million for the quarter ended September 30, 2019. The net interest margin decreased 2 basis points to 3.43 percent for the three months ended December 31, 2019 from 3.45 percent for the three months ended September 30, 2019.

NON-INTEREST INCOME

Non-interest income for the quarter ended December 31, 2019 decreased $0.1 million to $7.8 million from $7.9 million for the quarter ended September 30, 2019. The decrease was primarily driven by decreases of $0.2 million in revenue on sales of loans and leases and $0.3 million in other non-interest income; partially offset by increases of $0.2 million in loan level derivative income and $0.2 million in gain on securities.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $3.6 million for the quarter ended December 31, 2019, compared to $0.9 million for the quarter ended September 30, 2019.

Total net charge-offs for the fourth quarter of 2019 were $1.6 million compared to $0.4 million in the third quarter of 2019. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 10 basis points for the fourth quarter of 2019 from 2 basis points for the third quarter of 2019.

The allowance for loan and lease losses represented 0.91 percent of total loans and leases at December 31, 2019, compared to 0.89 percent at September 30, 2019, and 0.93 percent at December 31, 2018. The allowance for loan and lease losses related to originated loans and leases represented 0.91 percent of originated loans and leases at December 31, 2019, compared to 0.90 percent at September 30, 2019, and 0.96 percent at December 31, 2018.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended December 31, 2019 decreased $1.4 million to $38.8 million from $40.2 million for the quarter ended September 30, 2019. The decrease was primarily driven by decreases of $0.9 million in compensation and employee benefits, $0.1 million in equipment and data processing and $1.1 million in merger and acquisition expense, partially offset by an increase of $0.7 million in other non-interest expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.2 percent and 24.4 percent for the three and twelve months ended December 31, 2019, respectively.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets decreased to 1.13 percent during the fourth quarter of 2019 compared to 1.17 percent for the third quarter of 2019; and was 1.15 percent for the year ended December 31, 2019, compared to 1.15 percent for the year ended December 31, 2018.

The annualized return on average tangible stockholders' equity decreased to 11.42 percent during the fourth quarter of 2019 compared to 11.85 percent for the third quarter of 2019; and was 11.67 percent for the year ended December 31, 2019 compared to 11.70 percent for the year ended December 31, 2018.

ASSET QUALITY

The ratio of total nonperforming loans and leases to total loans and leases was 0.29 percent at December 31, 2019 as compared to 0.33 percent at September 30, 2019. Nonperforming loans and leases decreased $2.1 million to $19.5 million at December 31, 2019 from $21.6 million at September 30, 2019. The ratio of nonperforming assets to total assets was 0.28 percent at December 31, 2019 as compared to 0.30 percent at September 30, 2019. Nonperforming assets decreased $1.7 million to $22.1 million at December 31, 2019 from $23.8 million at September 30, 2019.

DIVIDEND DECLARED

The Company’s Board approved a dividend of $0.115 per share for the quarter ended December 31, 2019. The dividend will be paid on February 28, 2020 to stockholders of record on February 14, 2020.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, January 30, 2020 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10137889. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $7.9 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$63,931	$63,236	$63,134	$62,999	$63,159	$253,300	$247,699
Provision for credit losses	3,602	871	3,757	1,353	123	9,583	4,951
Non-interest income	7,756	7,929	7,478	6,630	6,461	29,793	25,224
Non-interest expense	38,815	40,191	39,604	38,871	40,282	157,481	155,232
Income before provision for income taxes	29,270	30,103	27,251	29,405	29,215	116,029	112,740
Net income attributable to Brookline Bancorp, Inc.	22,183	22,596	20,471	22,467	21,138	87,717	83,062

Performance Ratios:
Net interest margin (1)	3.43%	3.45%	3.55%	3.64%	3.58%	3.51%	3.61%
Interest-rate spread (1)	3.05%	3.06%	3.13%	3.18%	3.25%	3.10%	3.32%
Return on average assets (annualized)	1.13%	1.17%	1.08%	1.21%	1.15%	1.15%	1.15%
Return on average tangible assets (annualized) (non-GAAP)	1.15%	1.19%	1.11%	1.24%	1.17%	1.17%	1.18%
Return on average stockholders' equity (annualized)	9.42%	9.74%	8.98%	10.14%	9.40%	9.56%	9.51%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	11.42%	11.85%	10.98%	12.48%	11.54%	11.67%	11.70%
Efficiency ratio (2)	54.15%	56.48%	56.09%	55.83%	57.86%	55.63%	56.88%

Per Common Share Data:
Net income — Basic	$0.28	$0.28	$0.26	$0.28	$0.26	$1.10	$1.04
Net income — Diluted	0.28	0.28	0.26	0.28	0.26	1.10	1.04
Cash dividends declared	0.115	0.115	0.110	0.110	0.105	0.450	0.395
Book value per share (end of period)	11.87	11.70	11.53	11.30	11.30	11.87	11.30
Tangible book value per share (end of period) (non-GAAP)	9.80	9.63	9.45	9.22	9.21	9.80	9.21
Stock price (end of period)	16.46	14.73	15.38	14.40	13.82	16.46	13.82

Balance Sheet:
Total assets	$7,856,853	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,856,853	$7,392,805
Total loans and leases	6,737,816	6,646,821	6,505,329	6,388,197	6,303,516	6,737,816	6,303,516
Total deposits	5,830,072	5,729,339	5,622,493	5,620,633	5,454,044	5,830,072	5,454,044
Brookline Bancorp, Inc. stockholders’ equity	945,606	932,311	918,468	900,572	900,140	945,606	900,140

Asset Quality:
Nonperforming assets	$22,092	$23,760	$23,267	$26,721	$28,116	$22,092	$28,116
Nonperforming assets as a percentage of total assets	0.28%	0.30%	0.30%	0.36%	0.38%	0.28%	0.38%
Allowance for loan and lease losses	$61,082	$59,135	$58,635	$58,041	$58,692	$61,082	$58,692
Allowance for loan and lease losses as a percentage of total loans and leases	0.91%	0.89%	0.90%	0.91%	0.93%	0.91%	0.93%
Net loan and lease charge-offs	$1,622	$366	$3,082	$2,101	$1,252	$7,171	$4,651
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.10%	0.02%	0.19%	0.13%	0.08%	0.11%	0.08%

Capital Ratios:
Stockholders’ equity to total assets	12.04%	11.83%	12.03%	11.98%	12.18%	12.04%	12.18%
Tangible stockholders’ equity to tangible assets (non-GAAP)	10.15%	9.94%	10.08%	9.99%	10.15%	10.15%	10.15%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$33,589	$93,841	$46,532	$51,276	$47,542
Short-term investments	44,201	84,689	46,264	61,063	42,042
Total cash and cash equivalents	77,790	178,530	92,796	112,339	89,584
Investment securities available-for-sale	498,995	467,339	482,497	489,020	502,793
Investment securities held-to-maturity	86,780	95,163	103,572	113,694	114,776
Investment securities trading	3,581	4,581	4,698	4,341	4,207
Total investment securities	589,356	567,083	590,767	607,055	621,776
Loans and leases held-for-sale	—	—	1,575	869	3,247
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,491,011	2,441,091	2,421,104	2,355,507	2,330,725
Multi-family mortgage	932,163	919,234	877,330	855,703	847,711
Construction	246,048	229,126	195,120	199,258	173,300
Total commercial real estate loans	3,669,222	3,589,451	3,493,554	3,410,468	3,351,736
Commercial loans and leases:
Commercial	729,502	766,883	763,145	741,577	736,418
Equipment financing	1,052,408	1,029,280	1,015,205	995,863	982,089
Condominium association	56,838	54,225	47,986	49,142	50,451
Total commercial loans and leases	1,838,748	1,850,388	1,826,336	1,786,582	1,768,958
Consumer loans:
Residential mortgage	814,245	792,733	769,983	775,578	782,968
Home equity	376,819	375,257	374,746	376,126	376,484
Other consumer	38,782	38,992	40,710	39,443	23,370
Total consumer loans	1,229,846	1,206,982	1,185,439	1,191,147	1,182,822
Total loans and leases	6,737,816	6,646,821	6,505,329	6,388,197	6,303,516
Allowance for loan and lease losses	(61,082)	(59,135)	(58,635)	(58,041)	(58,692)
Net loans and leases	6,676,734	6,587,686	6,446,694	6,330,156	6,244,824
Restricted equity securities	53,818	57,896	55,270	54,192	61,751
Premises and equipment, net of accumulated depreciation	74,350	75,229	75,373	75,520	76,382
Right-of-use asset operating leases	24,876	26,216	25,928	26,205	—
Deferred tax asset ("DTA")	25,017	25,204	25,629	27,084	21,495
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	4,423	4,843	5,264	5,684	6,086
Other real estate owned and repossessed assets	2,631	2,132	1,966	3,912	4,019
Other assets	167,431	193,190	155,291	115,687	103,214
Total assets	$7,856,853	$7,878,436	$7,636,980	$7,519,130	$7,392,805
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$1,141,578	$1,106,684	$1,042,854	$1,011,031	$1,033,551
Interest-bearing deposits:
NOW accounts	371,380	340,321	340,082	369,896	336,317
Savings accounts	613,467	604,481	585,322	625,770	619,961
Money market accounts	1,682,005	1,666,231	1,669,782	1,706,708	1,675,050
Certificate of deposit accounts	2,021,642	2,011,622	1,984,453	1,907,228	1,789,165
Total interest-bearing deposits	4,688,494	4,622,655	4,579,639	4,609,602	4,420,493
Total deposits	5,830,072	5,729,339	5,622,493	5,620,633	5,454,044
Borrowed funds:
Advances from the FHLBB	758,469	854,481	791,559	730,018	784,375
Subordinated debentures and notes	83,591	83,551	83,512	83,472	83,433
Other borrowed funds	60,689	48,373	55,693	52,515	52,734
Total borrowed funds	902,749	986,405	930,764	866,005	920,542
Operating lease liabilities	24,876	26,216	25,928	26,205	—
Mortgagors’ escrow accounts	7,232	7,072	6,823	7,517	7,426
Accrued expenses and other liabilities	146,318	197,093	132,504	98,198	100,174
Total liabilities	6,911,247	6,946,125	6,718,512	6,618,558	6,482,186
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	736,601	735,928	737,584	736,872	755,629
Retained earnings, partially restricted	265,376	252,435	238,625	226,929	212,838
Accumulated other comprehensive income (loss)	2,283	2,775	1,141	(4,393)	(9,460)
Treasury stock, at cost;
5,003,127 shares, 5,003,127 shares, 5,025,764 shares, 5,020,025 shares, and 5,020,025 shares, respectively	(59,073)	(59,176)	(59,199)	(59,121)	(59,120)
Unallocated common stock held by the Employee Stock Ownership Plan;
79,548 shares, 92,337 shares, 98,208 shares,104,079 shares, and 109,950 shares, respectively	(433)	(503)	(535)	(567)	(599)
Total Brookline Bancorp, Inc. stockholders’ equity	945,606	932,311	918,468	900,572	900,140
Noncontrolling interest in subsidiary	—	—	—	—	10,479
Total stockholders' equity	945,606	932,311	918,468	900,572	910,619
Total liabilities and stockholders' equity	$7,856,853	$7,878,436	$7,636,980	$7,519,130	$7,392,805

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$83,309	$83,566	$82,798	$80,672	$78,791
Debt securities	2,910	2,977	3,158	3,236	3,489
Marketable and restricted equity securities	813	876	877	911	1,008
Short-term investments	418	487	351	267	256
Total interest and dividend income	87,450	87,906	87,184	85,086	83,544
Interest expense:
Deposits	17,655	18,300	17,712	15,948	13,744
Borrowed funds	5,864	6,370	6,338	6,139	6,641
Total interest expense	23,519	24,670	24,050	22,087	20,385
Net interest income	63,931	63,236	63,134	62,999	63,159
Provision for credit losses	3,602	871	3,757	1,353	123
Net interest income after provision for credit losses	60,329	62,365	59,377	61,646	63,036
Non-interest income:
Deposit fees	2,710	2,710	2,680	2,523	2,669
Loan fees	567	719	398	413	390
Loan level derivative income, net	2,494	2,251	1,772	1,745	1,811
Gain (loss) on investment securities, net	133	(116)	357	134	(692)
Gain on sales of loans and leases held-for-sale	309	550	561	289	327
Other	1,543	1,815	1,710	1,526	1,956
Total non-interest income	7,756	7,929	7,478	6,630	6,461
Non-interest expense:
Compensation and employee benefits	23,987	24,871	23,953	23,743	24,413
Occupancy	4,102	3,895	3,752	3,947	3,240
Equipment and data processing	4,601	4,749	4,641	4,661	4,626
Professional services	1,120	1,083	1,087	1,076	1,130
FDIC insurance	53	54	745	593	727
Advertising and marketing	828	1,035	1,112	1,069	773
Amortization of identified intangible assets	420	421	420	402	537
Merger and restructuring expense	—	1,125	—	—	526
Other	3,704	2,958	3,894	3,380	4,310
Total non-interest expense	38,815	40,191	39,604	38,871	40,282
Income before provision for income taxes	29,270	30,103	27,251	29,405	29,215
Provision for income taxes	7,087	7,507	6,780	6,895	7,055
Net income before noncontrolling interest in subsidiary	22,183	22,596	20,471	22,510	22,160
Less net income attributable to noncontrolling interest in subsidiary	—	—	—	43	1,022
Net income attributable to Brookline Bancorp, Inc.	$22,183	$22,596	$20,471	$22,467	$21,138
Earnings per common share:
Basic	$0.28	$0.28	$0.26	$0.28	$0.26
Diluted	$0.28	$0.28	$0.26	$0.28	$0.26
Weighted average common shares outstanding during the period:
Basic	79,682,724	79,700,403	79,669,922	79,658,583	80,258,456
Diluted	79,845,447	79,883,510	79,886,292	79,843,578	80,407,525
Dividends paid per common share	$0.115	$0.110	$0.110	$0.105	$0.105

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2019	2018
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$330,345	$295,269
Debt securities	12,281	13,960
Marketable and restricted equity securities	3,477	3,964
Short-term investments	1,523	700
Total interest and dividend income	347,626	313,893
Interest expense:
Deposits	69,615	41,978
Borrowed funds	24,711	24,216
Total interest expense	94,326	66,194
Net interest income	253,300	247,699
Provision for credit losses	9,583	4,951
Net interest income after provision for credit losses	243,717	242,748
Non-interest income:
Deposit fees	10,623	10,400
Loan fees	2,097	1,427
Loan level derivative income, net	8,262	5,440
Gain on investment securities, net	508	227
Gain on sales of loans and leases held-for-sale	1,709	1,883
Other	6,594	5,847
Total non-interest income	29,793	25,224
Non-interest expense:
Compensation and employee benefits	96,554	91,535
Occupancy	15,696	14,991
Equipment and data processing	18,652	18,213
Professional services	4,366	4,404
FDIC insurance	1,445	2,722
Advertising and marketing	4,044	4,016
Amortization of identified intangible assets	1,663	2,080
Merger and restructuring expense	1,125	3,787
Other	13,936	13,484
Total non-interest expense	157,481	155,232
Income before provision for income taxes	116,029	112,740
Provision for income taxes	28,269	26,189
Net income before noncontrolling interest in subsidiary	87,760	86,551
Less net income attributable to noncontrolling interest in subsidiary	43	3,489
Net income attributable to Brookline Bancorp, Inc.	$87,717	$83,062
Earnings per common share:
Basic	$1.10	$1.04
Diluted	$1.10	$1.04
Weighted average common shares outstanding during the period:
Basic	79,679,781	79,669,660
Diluted	79,856,921	79,909,243
Dividends paid per common share	$0.440	$0.395

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$2,845	$2,910	$2,273	$2,889	$3,928
Multi-family mortgage	84	87	94	101	330
Construction	—	—	—	396	396
Total commercial real estate loans	2,929	2,997	2,367	3,386	4,654

Commercial	4,909	3,139	6,349	5,728	6,621
Equipment financing	9,822	12,817	9,931	10,253	9,500
Condominium association	151	163	170	224	265
Total commercial loans and leases	14,882	16,119	16,450	16,205	16,386

Residential mortgage	753	1,605	1,642	2,188	2,132
Home equity	896	904	835	1,022	908
Other consumer	1	3	7	8	17
Total consumer loans	1,650	2,512	2,484	3,218	3,057

Total nonaccrual loans and leases	19,461	21,628	21,301	22,809	24,097

Other real estate owned	—	201	957	3,054	3,054
Other repossessed assets	2,631	1,931	1,009	858	965
Total nonperforming assets	$22,092	$23,760	$23,267	$26,721	$28,116

Loans and leases past due greater than 90 days and still accruing	$10,109	$11,885	$11,612	$16,800	$13,482

Troubled debt restructurings on accrual	17,076	22,233	27,761	28,543	12,257
Troubled debt restructurings on nonaccrual	6,104	5,763	8,431	7,597	8,684
Total troubled debt restructurings	$23,180	$27,996	$36,192	$36,140	$20,941

Total nonaccrual loans and leases as a percentage of total loans and leases	0.29%	0.33%	0.33%	0.36%	0.38%
Nonperforming assets as a percentage of total assets	0.28%	0.30%	0.30%	0.36%	0.38%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$59,135	$58,635	$58,041	$58,692	$59,997
Charge-offs	(1,894)	(1,190)	(3,412)	(2,542)	(1,604)
Recoveries	272	824	330	441	352
Net charge-offs	(1,622)	(366)	(3,082)	(2,101)	(1,252)
(Credit) provision for loan and lease losses	3,569	866	3,676	1,450	(53)
Allowance for loan and lease losses at end of period	$61,082	$59,135	$58,635	$58,041	$58,692

Allowance for loan and lease losses as a percentage of total loans and leases	0.91%	0.89%	0.90%	0.91%	0.93%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	0.91%	0.90%	0.92%	0.93%	0.96%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$—	$—	$—	$—
Commercial loans and leases	1,589	403	3,107	2,124	883
Consumer loans	33	(37)	(25)	(23)	369
Total net charge-offs	$1,622	$366	$3,082	$2,101	$1,252

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.10%	0.02%	0.19%	0.13%	0.08%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	December 31, 2019			September 30, 2019			December 31, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$567,037	$2,957	2.09%	$573,389	$3,027	2.11%	$637,803	$3,542	2.22%
Marketable and restricted equity securities (2)	59,763	823	5.51%	59,638	885	5.94%	69,374	1,017	5.87%
Short-term investments	93,997	418	1.78%	70,707	487	2.76%	50,728	256	2.02%
Total investments	720,797	4,198	2.33%	703,734	4,399	2.50%	757,905	4,815	2.54%
Loans and Leases:
Commercial real estate loans (3)	3,605,169	40,976	4.45%	3,539,485	41,724	4.61%	3,310,185	39,014	4.61%
Commercial loans (3)	826,116	10,066	4.78%	838,092	10,291	4.81%	825,582	10,007	4.75%
Equipment financing (3)	1,037,431	19,271	7.43%	1,019,179	18,519	7.27%	959,706	17,145	7.15%
Residential mortgage loans (3)	804,672	8,402	4.18%	776,482	8,215	4.23%	763,775	7,840	4.11%
Other consumer loans (3)	417,950	4,680	4.43%	415,082	4,917	4.69%	404,747	4,883	4.78%
Total loans and leases	6,691,338	83,395	4.99%	6,588,320	83,666	5.08%	6,263,995	78,889	5.04%
Total interest-earning assets	7,412,135	87,593	4.73%	7,292,054	88,065	4.83%	7,021,900	83,704	4.77%
Allowance for loan and lease losses	(59,202)			(59,386)			(59,806)
Non-interest-earning assets	507,660			513,824			420,837
Total assets	$7,860,593			$7,746,492			$7,382,931

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$344,036	115	0.13%	$335,091	129	0.15%	$333,592	88	0.10%
Savings accounts	604,276	746	0.49%	600,609	820	0.54%	616,766	526	0.34%
Money market accounts	1,685,885	4,947	1.16%	1,683,548	5,413	1.28%	1,647,346	4,914	1.18%
Certificates of deposit	2,026,753	11,847	2.32%	2,000,941	11,938	2.37%	1,701,254	8,216	1.92%
Total interest-bearing deposits	4,660,950	17,655	1.50%	4,620,189	18,300	1.57%	4,298,958	13,744	1.27%
Borrowings:
Advances from the FHLBB	753,460	4,407	2.29%	759,738	4,859	2.50%	903,342	5,227	2.26%
Subordinated debentures and notes	83,570	1,293	6.19%	83,530	1,300	6.22%	83,410	1,302	6.24%
Other borrowed funds	64,543	164	1.01%	79,620	211	1.05%	50,829	112	0.87%
Total borrowings	901,573	5,864	2.55%	922,888	6,370	2.70%	1,037,581	6,641	2.50%
Total interest-bearing liabilities	5,562,523	23,519	1.68%	5,543,077	24,670	1.77%	5,336,539	20,385	1.52%
Non-interest-bearing liabilities:
Demand checking accounts	1,142,600			1,096,788			1,028,086
Other non-interest-bearing liabilities	213,579			178,564			109,261
Total liabilities	6,918,702			6,818,429			6,473,886
Brookline Bancorp, Inc. stockholders’ equity	941,891			928,063			899,244
Noncontrolling interest in subsidiary	—			—			9,801
Total liabilities and equity	$7,860,593			$7,746,492			$7,382,931
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		64,074	3.05%		63,395	3.06%		63,319	3.25%
Less adjustment of tax-exempt income		143			159			160
Net interest income		$63,931			$63,236			$63,159
Net interest margin (5)			3.43%			3.45%			3.58%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Twelve Months Ended
	December 31, 2019			December 31, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost

	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$585,360	$12,483	2.13%	$653,652	$14,174	2.17%
Marketable and restricted equity securities (2)	59,751	3,516	5.88%	67,640	3,973	5.88%
Short-term investments	71,090	1,523	2.14%	38,437	700	1.82%
Total investments	716,201	17,522	2.45%	759,729	18,847	2.48%
Loans and Leases:
Commercial real estate loans (3)	3,492,848	164,082	4.63%	3,235,101	146,147	4.46%
Commercial loans (3)	817,347	39,839	4.81%	813,815	37,616	4.56%
Equipment financing (3)	1,012,698	74,066	7.31%	919,047	63,968	6.96%
Residential mortgage loans (3)	783,556	32,926	4.20%	746,372	29,773	3.99%
Other consumer loans (3)	414,730	19,835	4.78%	401,425	18,216	4.53%
Total loans and leases	6,521,179	330,748	5.07%	6,115,760	295,720	4.84%
Total interest-earning assets	7,237,380	348,270	4.81%	6,875,489	314,567	4.58%
Allowance for loan and lease losses	(58,871)			(59,154)
Non-interest-earning assets	476,125			406,746
Total assets	$7,654,634			$7,223,081

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$339,275	436	0.13%	$340,194	283	0.08%
Savings accounts	608,022	2,900	0.48%	618,674	1,804	0.29%
Money market accounts	1,682,676	21,206	1.26%	1,715,057	15,369	0.90%
Certificates of deposit	1,956,350	45,073	2.30%	1,497,473	24,522	1.64%
Total interest-bearing deposits	4,586,323	69,615	1.52%	4,171,398	41,978	1.01%
Borrowings:
Advances from the FHLBB	757,598	18,701	2.43%	946,017	18,650	1.94%
Subordinated debentures and notes	83,511	5,206	6.23%	83,350	5,181	6.22%
Other borrowed funds	79,276	804	1.01%	46,079	385	0.83%
Total borrowings	920,385	24,711	2.65%	1,075,446	24,216	2.22%
Total interest-bearing liabilities	5,506,708	94,326	1.71%	5,246,844	66,194	1.26%
Non-interest-bearing liabilities:
Demand checking accounts	1,070,859			997,179
Other non-interest-bearing liabilities	159,690			96,560
Total liabilities	6,737,257			6,340,583
Brookline Bancorp, Inc. stockholders’ equity	917,286			873,388
Noncontrolling interest in subsidiary	91			9,110
Total liabilities and equity	$7,654,634			$7,223,081
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		253,944	3.10%		248,373	3.32%
Less adjustment of tax-exempt income		644			674
Net interest income		$253,300			$247,699
Net interest margin (5)			3.51%			3.61%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
				At and for the Three Months Ended December 31,		At and for the Twelve Months Ended December 31,
				2019	2018	2019	2018

Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Net income attributable to Brookline Bancorp, Inc.				$22,183	$21,138	$87,717	$83,062
Less:
Security gains (loss) (after-tax)				101	(525)	384	174
Add:
Merger and restructuring-related expenses (after-tax)				—	399	851	2,908
Operating earnings				$22,082	$22,062	$88,184	$85,796

Operating earnings per common share:
Basic				$0.28	$0.27	$1.11	$1.08
Diluted				0.28	0.27	1.10	1.07

Weighted average common shares outstanding during the period:
Basic				79,682,724	80,258,456	79,679,781	79,669,660
Diluted				79,845,447	80,407,525	79,856,921	79,909,243

Return on average assets *				1.13%	1.15%	1.15%	1.15%
Less:
Security gains (loss) (after-tax) *				0.01%	(0.03)%	0.01%	—%
Add:
Merger and restructuring-related expenses (after-tax) *				—%	0.02%	0.01%	0.04%
Operating return on average assets *				1.12%	1.20%	1.15%	1.19%

Return on average tangible assets *				1.15%	1.17%	1.17%	1.18%
Less:
Security gains (loss) (after-tax) *				0.01%	(0.03)%	0.01%	—%
Add:
Merger and restructuring-related expenses (after-tax) *				—%	0.02%	0.01%	0.04%
Operating return on average tangible assets *				1.14%	1.22%	1.17%	1.22%

Return on average stockholders' equity *				9.42%	9.40%	9.56%	9.51%
Less:
Security gains (loss) (after-tax) *				0.04%	(0.23)%	0.04%	0.02%
Add:
Merger and restructuring-related expenses (after-tax) *				—%	0.18%	0.09%	0.33%
Operating return on average stockholders' equity *				9.38%	9.81%	9.61%	9.82%

Return on average tangible stockholders' equity *				11.42%	11.54%	11.67%	11.70%
Less:
Security gains (loss) (after-tax) *				0.05%	(0.29)%	0.05%	0.02%
Add:
Merger and restructuring-related expenses (after-tax) *				—%	0.22%	0.11%	0.41%
Operating return on average tangible stockholders' equity *				11.37%	12.05%	11.73%	12.09%

* Ratios at and for the three months ended are annualized.
							(Continued)
BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

	(Dollars in Thousands)

Net income, as reported	$22,183	$22,596	$20,471	$22,467	$21,138	$87,717	$83,062

Average total assets	$7,860,593	$7,746,492	$7,571,396	$7,434,038	$7,382,931	$7,654,634	$7,223,081
Less: Average goodwill and average identified intangible assets, net	165,071	165,493	165,914	166,327	166,777	165,697	163,712
Average tangible assets	$7,695,522	$7,580,999	$7,405,482	$7,267,711	$7,216,154	$7,488,937	$7,059,369

Return on average tangible assets (annualized)	1.15%	1.19%	1.11%	1.24%	1.17%	1.17%	1.18%

Average total stockholders’ equity	$941,891	$928,063	$911,824	$886,639	$899,244	$917,286	$873,388
Less: Average goodwill and average identified intangible assets, net	165,071	165,493	165,914	166,327	166,777	165,697	163,712
Average tangible stockholders’ equity	$776,820	$762,570	$745,910	$720,312	$732,467	$751,589	$709,676

Return on average tangible stockholders’ equity (annualized)	11.42%	11.85%	10.98%	12.48%	11.54%	11.67%	11.70%

Brookline Bancorp, Inc. stockholders’ equity	$945,606	$932,311	$918,468	$900,572	$900,140	$945,606	$900,140
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	4,423	4,843	5,264	5,684	6,086	4,423	6,086
Tangible stockholders' equity	$780,756	$767,041	$752,777	$734,461	$733,627	$780,756	$733,627

Total assets	$7,856,853	$7,878,436	$7,636,980	$7,519,130	$7,392,805	$7,856,853	$7,392,805
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	4,423	4,843	5,264	5,684	6,086	4,423	6,086
Tangible assets	$7,692,003	$7,713,166	$7,471,289	$7,353,019	$7,226,292	$7,692,003	$7,226,292

Tangible stockholders’ equity to tangible assets	10.15%	9.94%	10.08%	9.99%	10.15%	10.15%	10.15%

Tangible stockholders' equity	$780,756	$767,041	$752,777	$734,461	$733,627	$780,756	$733,627

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	5,003,127	5,003,127	5,025,764	5,020,025	5,020,025	5,003,127	5,020,025
Unallocated ESOP shares	79,548	92,337	98,208	104,079	109,950	79,548	109,950
Unvested restricted shares	406,450	407,784	377,122	390,636	393,636	406,450	393,636
Number of common shares outstanding	79,688,047	79,673,924	79,676,078	79,662,432	79,653,561	79,688,047	79,653,561

Tangible book value per common share	$9.80	$9.63	$9.45	$9.22	$9.21	$9.80	$9.21

Allowance for loan and lease losses	$61,082	$59,135	$58,635	$58,041	$58,692	$61,082	$58,692
Less:
Allowance for acquired loans and leases losses	2,215	1,955	1,857	1,795	1,814	2,215	1,814
Allowance for originated loan and lease losses	$58,867	$57,180	$56,778	$56,246	$56,878	$58,867	$56,878

Total loans and leases	$6,737,816	$6,646,821	$6,505,329	$6,388,197	$6,303,516	$6,737,816	$6,303,516
Less:
Total acquired loans and leases	288,129	310,745	337,420	370,177	394,407	288,129	394,407
Total originated loans and leases	$6,449,687	$6,336,076	$6,167,909	$6,018,020	$5,909,109	$6,449,687	$5,909,109

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	0.91%	0.90%	0.92%	0.93%	0.96%	0.91%	0.96%